EXHIBIT 99.3

Federal Deposit Insurance Corporation
10 Tenth Street NE, Suite 800, Atlanta, GA 30309-3906	Atlanta Regional Office

March 18, 2010

CERTIFIED MAIL

Board of Directors

Bank of Florida - Tampa Bay

777 South Harbour Island Boulevard

Suite 125

Tampa Bay, Florida 33602

Dear Members of the Board:

Enclosed is a Supervisory Directive (Directive) issued pursuant to the Prompt Corrective Action (PCA) provisions of Section 38 of the Federal Deposit Insurance Act. The Directive is effective immediately upon receipt and requires among other things the prompt adequate recapitalization of the bank and the completion of an acceptable capital plan. The plan must address all the requirements set forth in Section 38 in order to be deemed acceptable.

Other requirements are specified in the Directive. If you have any questions, please contact Assistant Regional Director David B. Crumby or Case Manager Christopher J. Hoffman at 678-916-2200.

Sincerely,

Doreen R. Eberley
Acting Regional Director

Enclosure

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

In the Matter of	)	SUPERVISORY
	)	PROMPT CORRECTIVE
	)	ACTION DIRECTIVE
BANK OF FLORIDA - TAMPA BAY	)
TAMPA, FLORIDA	)
)
(INSURED STATE NONMEMBER BANK))		FDIC-2010- 161 PCAS
)

The FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) having determined that BANK OF FLORIDA - TAMPA BAY, TAMPA, FLORIDA (“Bank”), is a “significantly undercapitalized” insured depository institution as that term is defined in section 38(b)(1)(D) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1831o(b)(1)(D), and section 325.103 of the FDIC Rules and Regulations, 12 C.F.R. § 325.103, based upon the Bank’s December 31, 2009 Reports of Condition and Income, which show that the Bank’s total risk-based capital ratio to be 5.04%, hereby issues this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE (“DIRECTIVE”), detailing the actions which will be required to be taken by the Bank and/or the proscriptions which will be imposed on the Bank pursuant to section 38 of the Act, 12 U.S.C. § 1831o, and section 308.201(a) of the FDIC’s Rules of Practice and Procedure, 12 C.F.R. § 308.201(a). The FDIC hereby issues this DIRECTIVE without prior written notice of intent to issue a supervisory prompt corrective action directive pursuant to the provisions of section 38 of the Act, 12 U.S.C. §1831o, and section 308.201(a)(2) of the FDIC’s Rules of Practice and Procedure, 12 C.F.R. § 308.201(a)(2).

PROMPT CORRECTIVE ACTION DIRECTIVE

IT IS DIRECTED,

1. (a) That within 30 days of the effective date of this DIRECTIVE, the Bank shall increase the volume of capital to a level sufficient to restore the Bank to an “adequately capitalized” capital category as defined in 12 C.F.R. § 325.103(b)(2).

(b) Any increase in Tier 1 capital necessary to meet the requirements of this DIRECTIVE may be accomplished by the following:

(i) the sale of common stock; or

(ii) the sale of noncumulative perpetual preferred stock; or

(iii) the direct contribution of cash by the board of directors and/or shareholders of the Bank; or

(iv) any other means acceptable to the Regional Director of the Atlanta Office (“Regional Director”) of the FDIC.

(c) Any increase in Tier 1 capital necessary to meet the requirements of this DIRECTIVE may not be accomplished through a deduction from the Bank’s allowance for loan and lease losses.

IT IS FURTHER DIRECTED,

2. Within 10 days of the receipt of this DIRECTIVE, the Bank shall submit an acceptable capital restoration plan to the Regional Director. The Bank’s capital restoration plan shall meet the requirements of section 325.104 of the FDIC’s Rules and Regulations, 12 C.F.R. § 325.104, and expressly provide, among other things, that at a minimum the Bank shall restore and maintain its capital to the levels identified in Paragraph 1.

IT IS FURTHER DIRECTED,

3. (a) If all or part of the increase in Tier 1 capital required under this DIRECTIVE involves an offering, other than an offering deemed not to be a public securities offering pursuant to 17 C.F.R. §230.506 or as hereafter amended, of the Bank’s securities (including a distribution limited only to the Bank’s existing shareholders), the Bank shall prepare detailed offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and of this DIRECTIVE, as well as the circumstances giving rise to the offering, and any other material disclosures necessary to comply with the Federal securities laws. Prior to the sale of the securities, and, in any event, not less than 20 days prior to the dissemination of such materials, the materials used in the sale of the securities shall be submitted to the FDIC, Accounting and Securities Disclosure Section, Room F-6066, 550 17th Street, N.W., Washington, D.C. 20429, for review. Any changes requested in the materials by the FDIC shall be made prior to their dissemination. In addition, any terms and conditions of the issue of new securities shall be submitted to the Regional Director for prior approval.

(b) In complying with the provisions of this DIRECTIVE, the Bank shall provide to any subscriber and/or purchaser of Bank stock, written notice of any planned or existing development or other change which is materially different from the information in any offering used in connection with the sale of Bank securities. The written notice required by this paragraph shall be furnished within 10 days from the date such material development or change was planned or occurred, whichever is earlier, to every purchaser and/or subscriber of Bank stock who received or was tendered the information contained in the Bank’s original offering materials.

IT IS FURTHER DIRECTED,

4. In the event the Bank does not increase its Tier 1 capital in accordance with the requirements of Paragraph 1 of this DIRECTIVE, pursuant to section 38(f)(2)(A) of the Act, 12 U.S.C. § 1831o(f)(2)(A), the Bank shall immediately take any necessary action to result in the Bank’s:

(a) acquisition by another depository institution holding company; or

(b) merger with another depository institution.

IT IS FURTHER DIRECTED,

5. The Bank shall comply with all prompt corrective action provisions mandated by section 38 of the Act, 12 U.S.C. §1831o, including but not limited to the following:

(a) restriction on the compensation paid to senior executive officers pursuant to section 38(f)(4) of the Act, 12 U.S.C. §1831o(f)(4);

(b) restriction on capital distributions pursuant to section 38(d)(1) of the Act, 12 U.S.C. §1831o(d)(1), as “capital distribution” is defined in section 38(b)(2)(B) of the Act, 12 U.S.C. §1831o(b)(2)(B);

(c) restriction on asset growth pursuant to section 38(e)(3) of the Act, 12 U.S.C. §1831o(e)(3);

(d) requisite prior approval by the FDIC, pursuant to section 38(e)(4) of the Act, 12 U.S.C. §1831o(e)(4), before the Bank directly or indirectly:

(i) acquires any interest in any company or insured depository institution;

(ii) establishes or acquires any additional branch office; or

(iii) engages in any new line of business;

(e) alteration, reduction, or termination of any activity that the FDIC determines poses excessive risk to the Bank, pursuant to section 38(f)(2)(E) of the Act, 12 U.S.C. §1831o(f)(2)(E);

(f) requisite prior written approval by the Board of Governors of the Federal Reserve System before Bank of Florida Corporation may make any capital distribution, pursuant to section 38(f)(2)(H) of the Act, 12 U.S.C. § 1831(f)(2)(H); and

(g) requisite prior approval by the FDIC, pursuant to sections 38(f)(5) and 38(i)(2)(A), 12 U.S.C. §§ 1831o(f)(5) and (i)(2)(A), before entering into any material transaction other than in the usual course of business.

IT IS FURTHER DIRECTED,

6. (a) During the period this DIRECTIVE is in effect, the Bank shall not accept, renew or rollover any brokered deposits as defined in section 337.6(a)(2) of the FDIC Rules and Regulations, 12 C.F.R. § 337.6(a)(2).

(b) During the period this DIRECTIVE is in effect, the Bank shall restrict the interest rates the Bank pays on deposits to comply with the interest rate restrictions in section 337.6 of the FDIC Rules and Regulations, 12 C.F.R. § 337.6.

IT IS FURTHER DIRECTED,

7. That the provisions of this DIRECTIVE shall not affect the obligations of the Bank pursuant to any other action issued against the Bank by the FDIC.

IT IS FURTHER DIRECTED,

8. The Bank shall send to its shareholders a description of the DIRECTIVE (i) in conjunction with the Bank’s next shareholder communication, and also (ii) in conjunction with its notice or proxy statement preceding the Bank’s next shareholder meeting. The description shall fully describe the DIRECTIVE in all material respects. The description and any accompanying communication, statement, or notice shall be sent to the FDIC, Accounting and Securities Disclosure Section, Room F-6066, 550 17th Street, N.W., Washington, D.C. 20429, for review at least 20 days prior to dissemination to shareholders. Any changes requested to be made by the FDIC shall be made prior to dissemination of the description, communication, notice, or statement.

IT IS FURTHER DIRECTED that this DIRECTIVE shall become effective immediately upon its receipt by the Bank.

IT IS FURTHER DIRECTED that the provisions of this DIRECTIVE shall be binding upon the Bank, its institution-affiliated parties, successors and assigns.

IT IS FURTHER DIRECTED that the provisions of this DIRECTIVE shall remain effective and enforceable until the Bank has achieved an “adequately capitalized” capital category, as defined in 12 C.F.R. § 325.103(b)(2), for four consecutive calendar quarters, except to the extent that any provision has been modified, terminated, suspended, or set aside by the FDIC.

IT IS FURTHER DIRECTED that, by the 15th day of the month following the effective date of the DIRECTIVE, and by the 15th day of every month thereafter, the Bank shall provide written reports to the Regional Director specifically detailing the extent of the Bank’s compliance with the DIRECTIVE and further specifically detailing the required corrective actions being taken by the Bank to secure full compliance with the DIRECTIVE.

Pursuant to section 308.201(a)(2) of the FDIC’s Rules of Practice and Procedure, 12 C.F.R. §308.201(a)(2), the Bank may submit a written appeal of the DIRECTIVE to the FDIC. Such an appeal must be received by the FDIC within 14 calendar days of the issuance of the DIRECTIVE. The appeal should include:

(a) an explanation why the DIRECTIVE is not an appropriate exercise of discretion under section 38 of the Act, 12 U.S.C. §1831o;

(b) any recommended modification of the DIRECTIVE; and

(c) any other relevant information, mitigating circumstances, documentation, or other evidence in support of the position of the Bank regarding the DIRECTIVE.

The appeal shall be filed with Doreen R. Eberley, Acting Regional Director, Federal Deposit Insurance Corporation, Atlanta Regional Office, 10 Tenth Street N.E., Suite 800, Atlanta, Georgia 30309, with a copy to Andrea Fulton Toliver, Regional Counsel, Federal Deposit Insurance Corporation, Atlanta Regional Office, 10 Tenth Street N.E., Suite 800, Atlanta, Georgia 30309. The FDIC shall consider any such appeal, if filed in a timely manner, within 60 days of receiving the appeal. While the appeal is pending, the DIRECTIVE shall remain in effect unless the FDIC, in its sole discretion, shall stay the effectiveness of the DIRECTIVE.